UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 23, 2004

America Service Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 373-3100

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Signatures
EX-23.1 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1 RE-ISSUED FORM 10-K ITEM 6.
EX-99.2 RE-ISSUED FORM 10-K ITEM 7.
EX-99.3 RE-ISSUED FORM 10-K ITEM 8.

Item 8.01. Other Events.

     America Service Group Inc. (the “Company”) is re-issuing in an updated format its historical financial statements in connection with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, (“SFAS No. 144”). During the six month period ended June 30, 2004, four correctional healthcare service contracts expired; in compliance with SFAS No. 144, the Company has reported the operations of such contracts, net of applicable income taxes, as discontinued operations for each period presented in its quarterly report for the quarter and six month period ended June 30, 2004 (including the comparable period of the prior year). Under Securities and Exchange Commission (“SEC”) requirements, the same reclassification as discontinued operations required by SFAS No. 144 following the expiration of a contract is required for previously issued financial statements for each of the three years shown in the Company’s last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of expiration. This reclassification has no effect on the Company’s reported net income available to common shareholders, total assets or cash flows.

     This Report on Form 8-K updates Items 6, 7 and 8 of the Company’s 2003 Form 10-K to reflect the correctional healthcare service contracts that expired during the six month period ended June 30, 2004 as discontinued operations. The re-issued consolidated financial statements also include Note 25 for events subsequent to December 31, 2003. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Re-issued Form 10-K, Item 6. — Selected Financial Data

99.2	Re-issued Form 10-K, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Re-issued Form 10-K, Item 8. — Financial Statements and Supplementary Data

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.

Date: September 23, 2004	By:	/s/ Michael Taylor

Michael Taylor
Senior Vice President and Chief
Financial Officer